UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

Attitude Drinks Incorporated

(Exact name of registrant as specified in its charter)

Delaware	(000-52904)	65-0109088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

10415 Riverside Drive # 101, Palm Beach Gardens, Florida 33410-4237

(Address of principal executive offices) (Zip Code)

Telephone number: (561) 799-5053

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

Parente Randolph, LLC, (“Parente”) was engaged on February 16, 2009 as the Company’s independent registered public accounting firm in connection with Parente’s merger with Lazar Levine & Felix LLP (the “Former Auditor”).  Parente reviewed the Company’s interim consolidated financial statements for the quarter ended December 31, 2008.  The Former Auditor issued its audit report on the Company’s consolidated financial statements for the year ended March 31, 2008 and reviewed the Company’s interim consolidated financial statements for the quarters ended September 30, 2008 and June 30, 2008.  On March 17, 2009, Parente provided the Company with a written statement ceasing its services.

On March 18, 2009 (the “Engagement Date”), the Company engaged KBL, LLP, (“KBL”) as its independent registered public accounting firm for the Company’s fiscal year that will end March 31, 2009.  The decision to engage KBL as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.  The address of KBL, LLP is 201 E. Kennedy Blvd, Suite 1111, Tampa, Florida 33602.

Prior to engaging KBL, the Company did not consult with KBL regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by KBL on the Company’s financial statements, and KBL did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Except as noted below, the reports of the Former Auditor on the Company’s consolidated financial statements for the year ended March 31, 2008 and for the period from inception, June 18, 2007 to March 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

The reports of the Former Auditor on the Company’s consolidated financial statements as of and for the year ended March 31, 2008 and for the period from inception, June 18, 2007 to March 31, 2008, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses from operations and has no operating capital.

During the year ended March 31, 2008 and for the period from inception, June 18, 2007 to March 31, 2008, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

The Company provided Parente with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Parente furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated March 18, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)          Exhibits

16.1       Letter from Parente Randolph, LLC to SEC dated March 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2009

ATTITUDE DRINKS INCORPORATED

By: /s/ Roy G. Warren
Name: Roy G. Warren
Title: Chief Executive Officer